Harbor Small Cap Growth Fund Supplement to Summary Prospectus dated March 1, 2011	Institutional Class HASGX Administrative Class HRSGX Investor Class HISGX

The following information regarding the subadviser for Harbor Small Cap Growth Fund has changed:

Effective November 15, 2011, Matthew Strobeck no longer serves as a portfolio manager to Harbor Small Cap Growth Fund. Bruce Jacobs has joined as a portfolio manager to Harbor Small Cap Growth Fund with existing portfolio managers William Muggia, Ethan Meyers, John Montgomery and Hamlen Thompson.

The following supplements the information under the heading Portfolio Manager on page 3 of the Summary Prospectus:

Portfolio Manager

Bruce Jacobs, CFA Westfield Capital Management Company, L.P.

Mr. Jacobs is a Portfolio Manager and Partner of Westfield Capital Management Company and has co-managed the Fund since 2011.

November 15, 2011

Investors Should Retain This Supplement For Future Reference

S1115.SP.SCG

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